DIVERSIFYING FIXED-INCOME EXPOSURE
WITH GATEWAY FUND

January 1, 1988 - December 31, 2006

Risk and reward of portfolios comprised of combinations of the Gateway Fund and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, e.g. 100% Lehman and 0% Gateway Fund, 90% Lehman and 10% Gateway Fund, etc.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

DIVERSIFYING FIXED-INCOME EXPOSURE
WITH GATEWAY FUND

January 1, 2003 - December 31, 2006

Risk and reward of portfolios comprised of combinations of the Gateway Fund and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, e.g. 100% Lehman and 0% Gateway Fund, 90% Lehman and 10% Gateway Fund, etc.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

REQUIRED DISCLOSURE PAGE
GATEWAY FUND

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006

One Year	10.14%
Five Years	5.54%
Ten Years	6.73%
From January 1, 1988	9.08%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/ Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P.